UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):               November 2, 2005

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                            Results of Operations and Financial Condition.

We are filing this Report to correct two calculation errors that we discovered pertaining to percentage increases in our organic revenue growth; these corrections did not and do not affect our financial statements as reported.

We have disclosed on occasion, including during our third-quarter fiscal 2005 earnings conference call of September 29, 2005, that our organic revenue growth percentage, excluding acquisitions and reimbursable expenses, for the first three quarters of fiscal 2005 was approximately 32 percent.  Our organic revenue growth percentage, excluding acquisitions and reimbursable expenses, for the first three quarters of fiscal 2005 was approximately 18 percent.  Our disclosure that our organic revenue growth percentage, excluding acquisitions and reimbursable expenses, for the third quarter of fiscal 2005 was approximately 13 percent was correct.

We have also disclosed on occasion, including during our second-quarter fiscal 2005 earnings conference call of June 9, 2005, that our organic revenue growth percentage, excluding acquisitions and excluding our NeuCo subsidiary, for the second quarter of fiscal 2005 was nearly 21 percent.  Our organic revenue growth percentage, excluding acquisitions and excluding our NeuCo subsidiary, for the second quarter of fiscal 2005 was approximately 16 percent.  Our disclosure that our organic revenue growth percentage, excluding acquisitions and excluding our NeuCo subsidiary, for the first quarter of fiscal 2005 was over 25 percent was correct (our organic revenue growth percentage, excluding acquisitions and excluding our NeuCo subsidiary, for the first quarter of 2005 was approximately 28 percent).

Our disclosures regarding our consolidated revenue growth percentages of approximately 60 percent for the first quarter of fiscal 2005, approximately 48 percent for the second quarter of fiscal 2005, and approximately 25 percent for the third quarter of fiscal 2005 were correct as reported.  Our organic revenue growth percentage has not been disclosed in our published consolidated financial statements that are included in our Form 10-Q reports filed during fiscal 2005.  Accordingly, our fiscal 2005 consolidated financial statements are correct as filed.

The information contained in this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: November 2, 2005	By:	/s/ Wayne D. Mackie
Wayne D. Mackie
Vice President, Treasurer, and
Chief Financial Officer